UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

CLEARBRIDGE

SMALL CAP FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside
Letter from the president	II
Fund overview	1
Fund at a glance	7
Fund expenses	8
Fund performance	10
Schedule of investments	12
Statement of assets and liabilities	17
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	28
Report of independent registered public accounting firm	39
Additional information	40
Important tax information	46

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	ClearBridge Small Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that we believe have similar economic characteristics. (The Fund does not currently intend to borrow for investment purposes.) Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed the highest month-end market capitalization value of any stock in the Russell 2000 Indexi for the previous 12 months.

The Fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. Under normal circumstances, the Fund’s investments may include equity securities of companies that we consider to be “special situations,” at the time of purchase. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. We follow a value discipline in selecting securities, and therefore seek to purchase securities at discounts to our assessment of their intrinsic value. The Fund may invest in foreign equity securities, including securities of emerging market issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. small cap stocks had a volatile twelve-month reporting period ended October 31, 2019, with the Fund’s benchmark, the Russell 2000 Index, ending the period up 4.90%. Within small cap stocks, the Russell 2000 Growth Indexii advanced 6.40%, outperforming its value counterpart, the Russell 2000 Value Indexiii by 318 basis pointsiv, while large cap stocks made more sizable gains, with the broad market S&P 500 Indexv rising 14.33%.

A market correction, driven by fears of a slowing economy and rising interest rates, sent stocks down in the fourth quarter of 2018. The Russell 2000 Index dropped 20% in the quarter, drawn down mainly by the Energy (-41%), Materials (-27%) and Health Care (-26%) sectors. The market recovered in the first quarter of 2019 as sentiment toward economic growth improved, driven by positive signs from U.S.-China trade negotiations, which helped the Information Technology (“IT”) and Energy sector stocks lead the Russell 2000 Index (up 22% and 20%, respectively), and by a more dovish stance from the Federal Reserve Board (the “Fed”)vi, which supported an 18% rise in the rate-sensitive Real Estate sector.

Further signs of progress in trade negotiations and hints at more accommodative Fed policy drove moderately positive returns in the second quarter of 2019. Three federal funds ratevii cuts late in the reporting period brought the Fed in alignment with the accommodative stances of other global central banks and led to moderate gains in the rate-sensitive Real Estate and Consumer Staples sectors. Throughout most of the reporting period, trade tensions and slowing global growth threatened to curb energy demand, weighing on energy

ClearBridge Small Cap Fund 2019 Annual Report	1

Fund overview (cont’d)

stocks, which finished the reporting period down 42%. Lower rates and rising concerns about growth prospects late in the cycle helped Utilities stocks, which rose 23% for the reporting period.

Q. How did we respond to these changing market conditions?

A. We responded to these changing conditions by remaining disciplined and investing according to the Fund’s investment process, which seeks to understand market expectations for future value creation, so that we can select investments that we believe are undervalued, using a probabilistic assessment of the fundamental valuation of companies under a wide variety of future scenarios.

Using this process, the Fund acquired new positions in a wide range of sectors and industries. One example is Kite Realty Group Trust, a community shopping center retail REITviii that in our opinion is not currently being given credit for its recent restructuring, near-full occupancy with no customer issues, reduced leverage and high dividend yield. Blucora Inc., another new position, operates TaxAct, the number three player in online tax preparation, and HDVest/1stGlobal, the largest tax-focused financial adviser firm. We believe both businesses have growth potential, and we expect margins to expand as they grow.

Our process continuously leads us to reduce or eliminate positions that have reached fair value, been acquired, have invalidated our investment case, or are replaced for a better risk-adjusted opportunity. During the reporting period our process led us to sell out of LegacyTexas Financial Group, which was acquired by Prosperity Bank for stock; we elected to sell the position due to the size of the combined entity and to reallocate banking risk to other geographies. We also exited Liberty Oilfield Services, which, as a supplier of hydraulic fracturing services, is in a segment of the market that can shut down very quickly when producers decide to curtail spending. This occurred in the third quarter of 2019, and with Liberty anticipating idling equipment in the near future, we felt less confident in the market valuing of Liberty’s high-quality fleet and solid balance sheet.

Performance review

For the twelve months ended October 31, 2019, Class C shares of ClearBridge Small Cap Fund, excluding sales charges, returned 2.83%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 4.90% for the same period. The Lipper Small-Cap Core Funds Category Averageix returned 4.62% over the same time frame.

2	ClearBridge Small Cap Fund 2019 Annual Report

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Fund:
Class A	-3.50%	3.52%
Class A2	-3.59%	3.34%
Class C	-3.78%	2.83%
Class FI	-3.56%	3.40%
Class R	-3.67%	3.16%
Class I	-3.38%	3.77%
Class IS	-3.33%	3.86%
Russell 2000 Index	-1.09%	4.90%
Lipper Small-Cap Core Funds Category Average	-0.96%	4.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.23%, 1.27%, 1.94%, 1.36%, 1.55%, 0.98% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Stock selection in the Financials, Real Estate and Consumer Staples sectors contributed to relative performance during the reporting period. Underweights to the Energy and Health Care sectors also contributed positively to returns. In terms of individual securities, Aaron’s, Lithia Motors, Itron, Palomar Holdings and Foundation Building Materials were the top contributors to absolute returns.

Q. What were the leading detractors from performance?

A. Overall stock selection and sector allocation detracted from relative returns during the reporting period. In particular, stock selection in the Health Care, Energy and

ClearBridge Small Cap Fund 2019 Annual Report	3

Fund overview (cont’d)

Communication Services sectors were detrimental to results. At the security level, HealthEquity, 2U, Venator Materials, Cooper-Standard and Lexicon Pharmaceuticals detracted the most from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made a number of changes to the Fund’s portfolio composition this reporting period, with notable initiated positions including Acadia Healthcare Co. Inc. in the Health Care sector, Great Western Bancorp Inc. and Blucora Inc., both in the Financials sector, Kite Realty Group in the Real Estate sector and Commercial Metals in the Materials sector. Among the securities we sold, the largest were LegacyTexas Financial in the Financials sector, Liberty Oilfield Services in the Energy sector, BlackLine in the IT sector, ORBCOMM in the Communication Services sector and STORE Capital in the Real Estate sector.

Thank you for your investment in ClearBridge Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Albert Grosman

Portfolio Manager

ClearBridge Investments, LLC

Brian Lund, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 18, 2019

RISKS: Equity securities are subject to market and price fluctuations. Small-cap stocks involve greater risks and volatility than mid- and large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the

4	ClearBridge Small Cap Fund 2019 Annual Report

Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2019 were: Amarin Corp. PLC (3.5%), Aaron’s Inc. (2.2%), SkyWest Inc. (1.8%), Summit Hotel Properties Inc. (1.8%), Gray Television Inc. (1.7%), Advanced Energy Industries Inc. (1.6%), Rush Enterprises Inc. (1.6%), Triton International Ltd. (1.6%), Black Hills Corp. (1.6%) and Sprouts Farmers Market Inc. (1.5%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2019 were: Financials (18.9%), Industrials (15.1%), Health Care (14.5%), Consumer Discretionary (12.0%) and Information Technology (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Small Cap Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

iii

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 947 funds for the six-month period and among the 936 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Small Cap Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

ClearBridge Small Cap Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.50%	$1,000.00	$965.00	1.08%	$5.35	Class A	5.00%	$1,000.00	$1,019.76	1.08%	$5.50
Class A2	-3.59	1,000.00	964.10	1.28	6.34	Class A2	5.00	1,000.00	1,018.75	1.28	6.51
Class C	-3.78	1,000.00	962.20	1.73	8.56	Class C	5.00	1,000.00	1,016.48	1.73	8.79
Class FI	-3.56	1,000.00	964.40	1.21	5.99	Class FI	5.00	1,000.00	1,019.11	1.21	6.16
Class R	-3.67	1,000.00	963.30	1.44	7.13	Class R	5.00	1,000.00	1,017.95	1.44	7.32
Class I	-3.38	1,000.00	966.20	0.85	4.21	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	-3.33	1,000.00	966.70	0.73	3.62	Class IS	5.00	1,000.00	1,021.53	0.73	3.72

8	ClearBridge Small Cap Fund 2019 Annual Report

[1]	For the six months ended October 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	3.52%	3.34%	2.83%	3.40%	3.16%	3.77%	3.86%
Five Years Ended 10/31/19	8.57	8.36	7.76	8.43	8.20	8.82	N/A
Ten Years Ended 10/31/19	11.28	N/A	10.43	11.11	10.85	11.54	N/A
Inception* through 10/31/19	—	8.90	—	—	—	—	7.46

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	-2.44%	-2.61%	1.91%	3.40%	3.16%	3.77%	3.86%
Five Years Ended 10/31/19	7.29	7.09	7.76	8.43	8.20	8.82	N/A
Ten Years Ended 10/31/19	10.63	N/A	10.43	11.11	10.85	11.54	N/A
Inception* through 10/31/19	—	7.68	—	—	—	—	7.46

Cumulative total returns
Without sales charges[1]
Class A (10/31/09 through 10/31/19)	191.30%
Class A2 (Inception date of 8/1/14 through 10/31/19)	56.43
Class C (10/31/09 through 10/31/19)	169.74
Class FI (10/31/09 through 10/31/19)	186.73
Class R (10/31/09 through 10/31/19)	180.17
Class I (10/31/09 through 10/31/19)	198.12
Class IS (Inception date of 9/8/17 through 10/31/19)	16.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, August 1, 2014, December 30, 1985, July 30, 2004, December 28, 2006, December 1, 1994 and September 8, 2017, respectively.

10	ClearBridge Small Cap Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Small Cap Fund vs. Russell 2000 Index† — October 2009 - October 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Small Cap Fund on October 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in these other classes.

ClearBridge Small Cap Fund 2019 Annual Report	11

Schedule of investments

October 31, 2019

ClearBridge Small Cap Fund

Security	Shares	Value
Common Stocks — 95.8%
Communication Services — 3.0%
Interactive Media & Services — 1.3%
QuinStreet Inc.	1,187,780	$15,239,218	*
Media — 1.7%
Gray Television Inc.	1,284,996	21,086,784	*
Total Communication Services		36,326,002
Consumer Discretionary — 12.0%
Auto Components — 0.6%
Cooper-Standard Holdings Inc.	222,279	7,081,809	*
Diversified Consumer Services — 2.7%
K12 Inc.	645,860	12,781,569	*
OneSpaWorld Holdings Ltd.	611,100	9,502,605	*
Service Corp. International	232,453	10,571,963
Total Diversified Consumer Services		32,856,137
Hotels, Restaurants & Leisure — 1.8%
Chuy’s Holdings Inc.	523,653	12,761,424	*
Twin River Worldwide Holdings Inc.	351,060	8,811,606
Total Hotels, Restaurants & Leisure		21,573,030
Specialty Retail — 6.4%
Aaron’s Inc.	365,000	27,349,450
Hudson Ltd., Class A Shares	1,091,884	13,561,199	*
Lithia Motors Inc., Class A Shares	76,170	11,995,252
Monro Inc.	152,983	10,725,638
Murphy USA Inc.	127,907	15,084,072	*
Total Specialty Retail		78,715,611
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc.	93,179	6,416,306
Total Consumer Discretionary		146,642,893
Consumer Staples — 3.5%
Food & Staples Retailing — 1.5%
Sprouts Farmers Market Inc.	957,569	18,586,414	*
Food Products — 1.2%
Sanderson Farms Inc.	99,270	15,367,989
Personal Products — 0.8%
Inter Parfums Inc.	119,889	9,283,005
Total Consumer Staples		43,237,408
Energy — 2.1%
Energy Equipment & Services — 1.3%
Patterson-UTI Energy Inc.	1,020,200	8,488,064

See Notes to Financial Statements.

12	ClearBridge Small Cap Fund 2019 Annual Report

ClearBridge Small Cap Fund

Security	Shares	Value
Energy Equipment & Services — continued
Smart Sand Inc.	1,665,206	$3,879,930	*
U.S. Silica Holdings Inc.	859,630	3,833,950
Total Energy Equipment & Services		16,201,944
Oil, Gas & Consumable Fuels — 0.8%
Matador Resources Co.	678,560	9,438,770	*
Total Energy		25,640,714
Financials — 18.9%
Banks — 8.3%
Bank OZK	450,230	12,633,454
Cadence BanCorp	1,050,000	16,149,000
First Interstate BancSystem Inc., Class A Shares	335,341	14,070,908
Great Western Bancorp Inc.	508,030	17,715,006
TriState Capital Holdings Inc.	637,303	14,734,445	*
WesBanco Inc.	363,240	13,654,192
Wintrust Financial Corp.	199,190	12,712,306
Total Banks		101,669,311
Capital Markets — 1.3%
Blucora Inc.	717,440	15,518,227	*
Consumer Finance — 2.8%
Encore Capital Group Inc.	433,920	14,401,805	*
OneMain Holdings Inc.	275,743	11,029,720
Oportun Financial Corp.	552,600	8,907,912	*
Total Consumer Finance		34,339,437
Insurance — 3.6%
Assured Guaranty Ltd.	371,483	17,429,982
Palomar Holdings Inc.	230,160	10,391,724	*
ProAssurance Corp.	415,435	16,293,361
Total Insurance		44,115,067
Thrifts & Mortgage Finance — 2.9%
Essent Group Ltd.	242,310	12,621,928
Radian Group Inc.	238,838	5,994,834
Washington Federal Inc.	444,585	16,209,569
Total Thrifts & Mortgage Finance		34,826,331
Total Financials		230,468,373
Health Care — 14.5%
Biotechnology — 4.4%
Akebia Therapeutics Inc.	1,197,460	4,466,526	*
Amarin Corp. PLC, ADR	2,624,409	43,092,796	*
Dynavax Technologies Corp.	1,124,860	5,725,537	*
Total Biotechnology		53,284,859

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	13

Schedule of investments (cont’d)

October 31, 2019

ClearBridge Small Cap Fund

Security	Shares	Value
Health Care Equipment & Supplies — 1.3%
Quotient Ltd.	1,934,386	$15,533,119	*
Health Care Providers & Services — 6.3%
Acadia Healthcare Co. Inc.	614,780	18,437,252	*
Covetrus Inc.	991,360	9,829,335	*
Encompass Health Corp.	255,450	16,353,909
HealthEquity Inc.	309,190	17,558,900	*
R1 RCM Inc.	1,375,000	14,616,250	*
Total Health Care Providers & Services		76,795,646
Life Sciences Tools & Services — 1.3%
Syneos Health Inc.	330,723	16,585,758	*
Pharmaceuticals — 1.2%
Aerie Pharmaceuticals Inc.	385,640	8,557,352	*
Intra-Cellular Therapies Inc.	661,920	6,122,760	*
Total Pharmaceuticals		14,680,112
Total Health Care		176,879,494
Industrials — 15.1%
Airlines — 1.8%
SkyWest Inc.	365,870	21,787,559
Building Products — 1.1%
Continental Building Products Inc.	454,408	13,591,343	*
Construction & Engineering — 0.7%
Dycom Industries Inc.	197,290	8,994,451	*
Machinery — 1.2%
EnPro Industries Inc.	219,930	15,296,132
Professional Services — 1.3%
ICF International Inc.	180,252	15,445,794
Road & Rail — 2.3%
Landstar System Inc.	129,399	14,641,497
Marten Transport Ltd.	604,581	13,095,224
Total Road & Rail		27,736,721
Trading Companies & Distributors — 6.7%
Foundation Building Materials Inc.	621,280	11,549,595	*
GATX Corp.	175,574	13,966,912
MRC Global Inc.	887,630	10,083,477	*
Rush Enterprises Inc., Class A Shares	439,040	19,181,657
Textainer Group Holdings Ltd.	769,743	7,966,840	*
Triton International Ltd.	518,821	19,040,731
Total Trading Companies & Distributors		81,789,212
Total Industrials		184,641,212

See Notes to Financial Statements.

14	ClearBridge Small Cap Fund 2019 Annual Report

ClearBridge Small Cap Fund

Security	Shares	Value
Information Technology — 11.0%
Electronic Equipment, Instruments & Components — 2.3%
Itron Inc.	238,170	$18,162,844	*
nLight Inc.	685,390	9,156,811	*
Total Electronic Equipment, Instruments & Components		27,319,655
IT Services — 2.3%
EVERTEC Inc.	398,948	12,203,819
WNS Holdings Ltd., ADR	249,294	15,416,341	*
Total IT Services		27,620,160
Semiconductors & Semiconductor Equipment — 3.8%
Advanced Energy Industries Inc.	329,110	19,450,401	*
Semtech Corp.	196,082	9,894,298	*
Tower Semiconductor Ltd.	784,039	17,193,975	*
Total Semiconductors & Semiconductor Equipment		46,538,674
Software — 2.6%
2U Inc.	336,855	6,038,126	*
CommVault Systems Inc.	316,390	15,715,091	*
Rapid7 Inc.	205,000	10,268,450	*
Total Software		32,021,667
Total Information Technology		133,500,156
Materials — 4.4%
Chemicals — 0.5%
Venator Materials PLC	2,214,730	5,470,383	*
Construction Materials — 1.2%
U.S. Concrete Inc.	285,330	14,911,346	*
Containers & Packaging — 1.4%
Silgan Holdings Inc.	551,040	16,955,501
Metals & Mining — 1.3%
Commercial Metals Co.	818,220	15,816,192
Total Materials		53,153,422
Real Estate — 7.6%
Equity Real Estate Investment Trusts (REITs) — 7.6%
Brandywine Realty Trust	856,380	13,085,486
Kite Realty Group Trust	898,870	16,017,864
Lexington Realty Trust	1,478,483	16,085,895
Outfront Media Inc.	422,690	11,120,974
PotlatchDeltic Corp.	348,190	14,787,629
Summit Hotel Properties Inc.	1,746,997	21,418,183
Total Real Estate		92,516,031

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	15

Schedule of investments (cont’d)

October 31, 2019

ClearBridge Small Cap Fund

Security		Shares	Value
Utilities — 3.7%
Electric Utilities — 0.9%
PNM Resources Inc.		211,338	$11,021,277
Independent Power and Renewable Electricity Producers — 1.2%
NextEra Energy Partners LP		279,530	14,731,231
Multi-Utilities — 1.6%
Black Hills Corp.		241,080	19,004,336
Total Utilities			44,756,844
Total Common Stocks (Cost — $1,035,706,098)			1,167,762,549
Investments in Underlying Funds — 1.5%
Main Street Capital Corp.		238,970	10,287,658	(a)
PennantPark Investment Corp.		1,343,997	8,131,182	(a)
Total Investments in Underlying Funds (Cost — $17,305,974)			18,418,840
Total Investments before Short-Term Investments (Cost — $1,053,012,072)			1,186,181,389

	Rate
Short-Term Investments — 2.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $28,785,417)	1.597%	28,785,417	28,785,417
Total Investments — 99.7% (Cost — $1,081,797,489)			1,214,966,806
Other Assets in Excess of Liabilities — 0.3%			3,713,438
Total Net Assets — 100.0%			$1,218,680,244

*	Non-income producing security.

(a)	Security is a business development company (Note 1).

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Small Cap Fund 2019 Annual Report

Statement of assets and liabilities

October 31, 2019

Assets:
Investments, at value (Cost — $1,081,797,489)	$1,214,966,806
Cash	34,415
Receivable for securities sold	5,821,185
Receivable for Fund shares sold	2,085,274
Dividends and interest receivable	149,202
Other assets	10,303
Prepaid expenses	46,242
Total Assets	1,223,113,427

Liabilities:
Payable for securities purchased	2,127,175
Payable for Fund shares repurchased	1,236,110
Investment management fee payable	680,742
Service and/or distribution fees payable	156,013
Trustees’ fees payable	7,229
Accrued expenses	225,914
Total Liabilities	4,433,183
Total Net Assets	$1,218,680,244

Net Assets:
Par value (Note 7)	$248
Paid-in capital in excess of par value	1,047,802,603
Total distributable earnings (loss)	170,877,393
Total Net Assets	$1,218,680,244

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2019

Net Assets:
Class A	$374,614,210
Class A2	$43,010,143
Class C	$76,816,472
Class FI	$3,706,891
Class R	$7,200,247
Class I	$490,101,657
Class IS	$223,230,624

Shares Outstanding:
Class A	9,629,630
Class A2	1,118,574
Class C	2,124,313
Class FI	64,759
Class R	129,313
Class I	8,092,515
Class IS	3,676,738

Net Asset Value:
Class A (and redemption price)	$38.90
Class A2 (and redemption price)	$38.45
Class C*	$36.16
Class FI (and redemption price)	$57.24
Class R (and redemption price)	$55.68
Class I (and redemption price)	$60.56
Class IS (and redemption price)	$60.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$41.27
Class A2 (based on maximum initial sales charge of 5.75%)	$40.80

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Fund 2019 Annual Report

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Dividends from unaffiliated investments	$15,864,004
Interest from unaffiliated investments	938,967
Total Investment Income	16,802,971

Expenses:
Investment management fee (Note 2)	7,953,023
Service and/or distribution fees (Notes 2 and 5)	3,030,615
Transfer agent fees (Note 5)	940,991
Trustees’ fees	184,828
Registration fees	136,530
Legal fees	122,973
Fund accounting fees	79,061
Audit and tax fees	53,896
Shareholder reports	36,443
Custody fees	12,506
Insurance	10,835
Fees recaptured by investment manager (Note 2)	5,312
Interest expense	582
Miscellaneous expenses	10,180
Total Expenses	12,577,775
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(235,866)
Net Expenses	12,341,909
Net Investment Income	4,461,062

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	43,691,624
Investment transactions in affiliated securities	(4,244,424)
Net Realized Gain	39,447,200
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(4,307,495)
Investments in affiliated securities	3,323,801
Change in Net Unrealized Appreciation (Depreciation)	(983,694)
Net Gain on Investments	38,463,506
Increase in Net Assets From Operations	$42,924,568

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment income (loss)	$4,461,062	$(1,344,683)
Net realized gain	39,447,200	95,033,564
Change in net unrealized appreciation (depreciation)	(983,694)	(53,142,162)
Increase in Net Assets From Operations	42,924,568	40,546,719

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(92,730,059)	(56,246,548)
Decrease in Net Assets From Distributions to Shareholders	(92,730,059)	(56,246,548)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	724,642,299	238,365,130
Reinvestment of distributions	89,339,047	54,711,023
Cost of shares repurchased	(623,157,479)	(241,529,648)
Increase in Net Assets From Fund Share Transactions	190,823,867	51,546,505
Increase in Net Assets	141,018,376	35,846,676

Net Assets:
Beginning of year	1,077,661,868	1,041,815,192
End of year(b)	$1,218,680,244	$1,077,661,868

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 10). For the year ended October 31, 2018, distributions from net realized gains were $56,246,548.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 10). For the year ended October 31, 2018, end of year net assets included accumulated net investment loss of $(1,591,105).

See Notes to Financial Statements.

20	ClearBridge Small Cap Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$41.95	$42.96	$35.05	$33.68	$40.51

Income from operations:
Net investment income	0.16	0.01	0.02	0.10	0.01
Net realized and unrealized gain	1.04	1.59	9.14	2.95	0.29
Total income from operations	1.20	1.60	9.16	3.05	0.30

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$38.90	$41.95	$42.96	$35.05	$33.68
Total return[2]	3.52%	4.10%	26.51%	9.60%	0.95%[3]

Net assets, end of year (000s)	$374,614	$125,709	$138,533	$62,783	$34,913

Ratios to average net assets:
Gross expenses	1.10%	1.11%	1.09%	1.07%	1.07%
Net expenses[4]	1.08	1.09	1.07	1.05	1.05
Net investment income	0.41	0.03	0.06	0.29	0.02

Portfolio turnover rate	38%	48%	47%[5]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.53% for the year ended October 31, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A2 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$41.58	$42.68	$34.90	$33.61	$40.50

Income (loss) from operations:
Net investment income (loss)	0.08	(0.09)	(0.10)	0.01	(0.10)
Net realized and unrealized gain	1.04	1.60	9.13	2.96	0.34
Total income from operations	1.12	1.51	9.03	2.97	0.24

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$38.45	$41.58	$42.68	$34.90	$33.61
Total return[2]	3.34%	3.91%	26.25%	9.37%	0.77%[3]

Net assets, end of year (000s)	$43,010	$26,374	$10,776	$1,474	$504

Ratios to average net assets:
Gross expenses	1.29%[4]	1.31%[4]	1.41%[4]	1.68%	1.77%
Net expenses[5,6]	1.27 [4]	1.29 [4]	1.29 [4]	1.29	1.29
Net investment income (loss)	0.20	(0.21)	(0.24)	0.03	(0.30)

Portfolio turnover rate	38%	48%	47%[7]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.56% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.29%. This voluntary expense limitation arrangement is expected to continue until December 31, 2021, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Small Cap Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$39.54	$40.92	$33.69	$32.68	$39.78

Income (loss) from operations:
Net investment loss	(0.12)	(0.27)	(0.23)	(0.16)	(0.27)
Net realized and unrealized gain	0.99	1.50	8.71	2.85	0.30
Total income from operations	0.87	1.23	8.48	2.69	0.03

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$36.16	$39.54	$40.92	$33.69	$32.68
Total return[2]	2.83%	3.36%	25.54%	8.75%	0.16%[3]

Net assets, end of year (000s)	$76,816	$386,146	$441,601	$418,166	$486,052

Ratios to average net assets:
Gross expenses	1.81%	1.82%	1.84%	1.86%	1.87%
Net expenses[4]	1.79	1.80	1.82	1.84	1.85
Net investment loss	(0.34)	(0.68)	(0.61)	(0.49)	(0.78)

Portfolio turnover rate	38%	48%	47%[5]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.24)% for the year ended October 31, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$59.73	$60.11	$48.70	$46.17	$52.95

Income (loss) from operations:
Net investment income (loss)	0.15	(0.06)	0.07	(0.00) [2]	(0.05)
Net realized and unrealized gain	1.61	2.29	12.59	4.21	0.40
Total income from operations	1.76	2.23	12.66	4.21	0.35

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$57.24	$59.73	$60.11	$48.70	$46.17
Total return[3]	3.40%	3.98%	26.29%	9.47%	0.83%[4]

Net assets, end of year (000s)	$3,707	$3,649	$3,756	$10,014	$1,154

Ratios to average net assets:
Gross expenses	1.21%	1.24%	1.19%	1.12%	1.21%
Net expenses[5]	1.19	1.22	1.17	1.10	1.19
Net investment income (loss)	0.27	(0.11)	0.13	(0.01)	(0.11)

Portfolio turnover rate	38%	48%	47%[6]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.41% for the year ended October 31, 2015.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Small Cap Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$58.35	$58.89	$47.74	$45.43	$52.34

Income (loss) from operations:
Net investment income (loss)	0.02	(0.17)	(0.08)	(0.04)	(0.18)
Net realized and unrealized gain	1.56	2.24	12.48	4.03	0.40
Total income from operations	1.58	2.07	12.40	3.99	0.22

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$55.68	$58.35	$58.89	$47.74	$45.43
Total return[2]	3.16%	3.80%	26.23%	9.17%	0.53%[3]

Net assets, end of year (000s)	$7,200	$7,745	$5,920	$3,388	$3,691

Ratios to average net assets:
Gross expenses	1.46%	1.43%	1.46%	1.46%	1.48%
Net expenses[4]	1.44	1.41	1.28	1.44	1.47
Net investment income (loss)	0.04	(0.30)	(0.14)	(0.10)	(0.39)

Portfolio turnover rate	38%	48%	47%[5]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended October 31, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$62.73	$62.77	$50.60	$47.76	$54.36

Income from operations:
Net investment income	0.38	0.17	0.18	0.25	0.10
Net realized and unrealized gain	1.70	2.40	13.24	4.27	0.43
Total income from operations	2.08	2.57	13.42	4.52	0.53

Less distributions from:
Net realized gains	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)
Total distributions	(4.25)	(2.61)	(1.25)	(1.68)	(7.13)

Net asset value, end of year	$60.56	$62.73	$62.77	$50.60	$47.76
Total return[2]	3.77%	4.36%	26.79%	9.86%	1.15%[3]

Net assets, end of year (000s)	$490,102	$315,664	$224,183	$130,704	$81,560

Ratios to average net assets:
Gross expenses	0.87%	0.86%	0.87%	0.84%	0.88%
Net expenses[4]	0.85	0.84	0.85	0.82	0.86
Net investment income	0.63	0.26	0.31	0.52	0.21

Portfolio turnover rate	38%	48%	47%[5]	35%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.81% for the year ended October 31, 2015.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge Small Cap Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2019	2018	2017[2]

Net asset value, beginning of year	$62.82	$62.78	$58.39

Income from operations:
Net investment income	0.44	0.24	0.01
Net realized and unrealized gain	1.70	2.41	4.38
Total income from operations	2.14	2.65	4.39

Less distributions from:
Net realized gains	(4.25)	(2.61)	—
Total distributions	(4.25)	(2.61)	—

Net asset value, end of year	$60.71	$62.82	$62.78
Total return[3]	3.86%	4.50%	7.52%

Net assets, end of year (millions)	$223	$212	$217

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.81%[4]
Net expenses[5,6]	0.73	0.73	0.79 [4]
Net investment income	0.74	0.38	0.17 [4]

Portfolio turnover rate	38%	48%	47%[7,8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 8, 2017 (inception date) to October 31, 2017.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended October 31, 2017.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2019 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

28	ClearBridge Small Cap Fund 2019 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Small Cap Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$1,167,762,549	—	—	$1,167,762,549
Investments in Underlying Funds	18,418,840	—	—	18,418,840
Total Long-Term Investments	1,186,181,389	—	—	1,186,181,389
Short-Term Investments†	28,785,417	—	—	28,785,417
Total Investments	$1,214,966,806	—	—	$1,214,966,806

†	See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit

30	ClearBridge Small Cap Fund 2019 Annual Report

event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Small Cap Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees. These expense reimbursements are not subject to recapture.

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A2 shares did not exceed 1.29%. This voluntary expense limitation arrangement is expected to continue until December 31, 2021, but may be terminated at any time by ClearBridge.

As a result of an expense limitation arrangement between the Fund and ClearBridge, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of

32	ClearBridge Small Cap Fund 2019 Annual Report

total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended October 31, 2019, fees waived and/or expenses reimbursed amounted to $235,866.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2019, the Fund did not have any remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge.

For the year ended October 31, 2019, fee waivers and/or expense reimbursements recaptured by ClearBridge, if any, were as follows:

Class A2
ClearBridge recaptured	$5,312

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$11,411	$107,226	—
CDSCs	—	8	$418

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an

ClearBridge Small Cap Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended October 31, 2019, such purchase and sale transactions (excluding accrued interest) were $0 and $10,609,983, respectively, with a realized loss of $6,909,417.

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$537,719,892
Sales	420,835,530

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,087,254,874	$257,718,555	$(130,006,623)	$127,711,932

4. Derivative instruments and hedging activities

During the year ended October 31, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

34	ClearBridge Small Cap Fund 2019 Annual Report

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$622,157	†	$237,047
Class A2	86,361		93,775
Class C	2,274,629	†	140,473
Class FI	9,892		8,083
Class R	37,576		15,220
Class I	—		444,908
Class IS	—		1,485
Total	$3,030,615		$940,991

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2019, the service and/or distribution fees reimbursed amounted to $1 and $3,647 for Class A and Class C shares, respectively.

For the year ended October 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$50,583
Class A2	7,050
Class C	49,993
Class FI	805
Class R	1,529
Class I	81,739
Class IS	44,167
Total	$235,866

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018

Net Realized Gains:
Class A	$12,577,542	$8,229,808
Class A2	2,852,972	736,039
Class C	40,975,336	27,837,134
Class FI	261,737	161,533
Class R	565,288	308,148
Class I	21,628,987	9,926,837
Class IS	13,868,197	9,047,049
Total	$92,730,059	$56,246,548

7. Shares of beneficial interest

At October 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

ClearBridge Small Cap Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,738,130	$304,618,704	527,698	$22,301,307
Shares issued on reinvestment	309,070	11,299,598	189,096	7,478,307
Shares repurchased	(1,414,113)	(54,115,569)	(945,035)	(39,848,789)
Net increase (decrease)	6,633,087	$261,802,733	(228,241)	$(10,069,175)

Class A2
Shares sold	530,728	$20,136,221	429,399	$18,081,446
Shares issued on reinvestment	78,811	2,852,972	18,743	736,039
Shares repurchased	(125,197)	(4,731,192)	(66,417)	(2,808,545)
Net increase	484,342	$18,258,001	381,725	$16,008,940

Class C
Shares sold	292,475	$10,210,822	154,274	$6,126,369
Shares issued on reinvestment	1,188,127	40,622,048	736,662	27,629,234
Shares repurchased	(9,121,844)	(333,226,820)	(1,917,803)	(76,591,763)
Net decrease	(7,641,242)	$(282,393,950)	(1,026,867)	$(42,836,160)

Class FI
Shares sold	41,893	$2,285,129	42,878	$2,605,864
Shares issued on reinvestment	4,861	261,737	2,866	161,533
Shares repurchased	(43,091)	(2,446,753)	(47,129)	(2,834,249)
Net increase (decrease)	3,663	$100,113	(1,385)	$(66,852)

Class R
Shares sold	28,312	$1,548,580	57,002	$3,326,888
Shares issued on reinvestment	10,502	551,234	5,363	295,829
Shares repurchased	(42,234)	(2,272,884)	(30,166)	(1,758,811)
Net increase (decrease)	(3,420)	$(173,070)	32,199	$1,863,906

Class I
Shares sold	5,879,394	$346,673,970	2,539,920	$161,656,561
Shares issued on reinvestment	350,119	19,883,262	158,724	9,363,032
Shares repurchased	(3,168,906)	(188,723,789)	(1,238,349)	(77,938,222)
Net increase	3,060,607	$177,833,443	1,460,295	$93,081,371

Class IS
Shares sold	672,314	$39,168,873	390,529	$24,266,695
Shares issued on reinvestment	243,815	13,868,196	153,291	9,047,049
Shares repurchased	(620,352)	(37,640,472)	(619,881)	(39,749,269)
Net increase (decrease)	295,777	$15,396,597	(76,061)	$(6,435,525)

36	ClearBridge Small Cap Fund 2019 Annual Report

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2019:

	Affiliate Value at October 31, 2018	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2019
		Cost	Shares	Cost	Shares
Smart Sand Inc.*	$5,922,002	$265,765	59,790	$5,631,638	532,491	$(4,244,424)	—	$3,323,801	—

*	This security is no longer an affiliated company.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$28,716,870	$20,729,305
Net long-term capital gains	64,013,189	35,517,243
Total distributions paid	$92,730,059	$56,246,548

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$8,528,703
Undistributed long-term capital gains — net	34,655,585
Total undistributed earnings	$43,184,288
Other book/tax temporary differences(a)	(18,827)
Unrealized appreciation (depreciation)(b)	127,711,932
Total accumulated earnings (losses) — net	$170,877,393

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —

ClearBridge Small Cap Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

38	ClearBridge Small Cap Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Small Cap Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

ClearBridge Small Cap Fund 2019 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

40	ClearBridge Small Cap Fund

Independent Trustees† cont’d

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

ClearBridge Small Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

42	ClearBridge Small Cap Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

44	ClearBridge Small Cap Fund

Additional Officers cont’d

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/4/2018
Payable date:	12/6/2018
Ordinary Income:
Qualified Dividend Income for Individuals	31.38%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	31.30%
Long-Term Capital Gain Dividend	$2.936080
Qualified Short-Term Capital Gain Dividend*	$1.317150

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Please retain this information for your records.

46	ClearBridge Small Cap Fund

ClearBridge

Small Cap Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Small Cap Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A 12/19 SR19-3762

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,644 in October 31, 2018 and $208,901 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2018 and $0 in October 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2018 and $0 in October 31, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $678,000 in October 31, 2018 and $526,116 in October 31, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2019